EXHIBIT 32


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                                  CERTIFICATION

      In connection with the Annual Report of Tian'an Pharmaceutical Co., Ltd. (the "Company") on Form 10-KSB for the year ending December 31, 2006 as filed with the Securities and Exchange Commission (the "Report"), Weng Jianjun, the Company's Chief Executive Officer and Zhu Jie, the Company's Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


Date:  March 28, 2007

                                     By:  /s/ Weng Jianjun
                                          --------------------------------
                                          Weng Jianjun, Chief Executive Officer


                                     By:  /s/ Zhu Jie
                                          ----------------------------------
                                          Zhu Jie, Chief Financial Officer